UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2011

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50855 (Commission File Number)	23-3016883 (I.R.S. Employer Identification No.)

40 Valley Stream Parkway Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 321-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 28, 2011, Auxilium Pharmaceuticals, Inc. and Pfizer, Inc. issued a joint press release announcing that XIAPEX® (collagenase clostridium histolyticum), a new treatment option for Dupuytren’s contracture in adult patients with a palpable cord, has been granted marketing authorization by the European Commission. The full text of such press release is furnished as Exhibit 99.1 to this Report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following press release is furnished as an exhibit to this Current Report on Form 8-K pursuant to Item 7.01 and shall not be deemed to be “filed”:

99.1	Joint press release, dated February 28, 2011, issued by Auxilium Pharmaceuticals, Inc. and Pfizer, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: February 28, 2011	By:	/s/ James E. Fickenscher
James E. Fickenscher
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Joint press release, dated February 28, 2011, issued by Auxilium Pharmaceuticals, Inc. and Pfizer, Inc.